                                                                 EXHIBIT 10.9

                         SUPPLEMENTAL OPTION AGREEMENT


          THIS SUPPLEMENTAL OPTION AGREEMENT (this "AGREEMENT"), dated as of July 31, 1995, is between Career Education Corporation, a Delaware corporation ("CEC"), and John M. Larson ("LARSON").


                                   RECITALS

          A. Larson and CEC are parties to that certain Larson Option Agreement, dated as of January 31, 1994 (the "ORIGINAL AGREEMENT") pursuant to which Larson was granted options to purchase certain shares of CEC's common stock, $.01 par value based upon the returns achieved by Heller Equity Capital Corporation ("HECC"), on its behalf and as successor to Heller Financial, Inc.

          B. Larson and CEC have decided to restructure a portion of Larson's rights to receive the options in connection with the extension of Larson's Employment Agreement as reflected in this Agreement and the Amended and Restated Option Agreement of even date herewith between Larson and CEC.

                                  AGREEMENTS

          In consideration of the recitals and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          I.1 In addition to the terms defined elsewhere in this Agreement, as used in this Agreement:

          (a) "CAUSE" has the meaning set forth in the Larson Employment Agreement.

          (b) "CEC COMMON" means the common stock of CEC, $.01 par value, regardless of class.

          (c)  "COMMISSION" means the Securities and Exchange Commission.

          (d) "DOWDELL OPTION" means the option granted to Robert E. Dowdell ("Dowdell") pursuant to the Amended and Restated Dowdell Option Agreement, of even date herewith, between CEC and Dowdell.

          (e) "EXERCISE PRICE" means $.01 per share (adjusted proportionately in the event the CEC Common is combined into a lesser number or divided into a greater number but in no event less than the par value of such CEC Common).

          (f) "EXISTING STOCKHOLDERS" means Larson, Dowdell and HECC and each of their respective successors and permitted assigns.

          (g) "GOOD REASON" has the meaning set forth in the Larson Employment Agreement.

          (h) "LARSON EMPLOYMENT AGREEMENT" means the Employment and Non-Competition Agreement, dated as of January 31, 1994, between Larson and CEC, as amended as of July 31, 1994.

          (i) "LARSON OPTION" means the option granted to Larson pursuant to the Amended and Restated Larson Option Agreement, of even date herewith, between CEC and Larson.

          (j)  "OPTION" has the meaning set forth in Section 2.1 hereof.
                                                     -----------

          (k) "OPTION AMOUNT" means 2,199 shares of CEC Common, constituting the number of shares of CEC Common equal to 2.0% of the number of shares of CEC Common on a fully diluted basis outstanding as of the date hereof (excluding any shares of CEC Common to be issued pursuant to the Larson Option or the Dowdell Option) after giving effect to the issuance, and assuming the exercise, of warrants to Electra Investment Trust PLC and Electra Associates, Inc. (collectively, "ELECTRA") or their respective successors or assigns pursuant to the Securities Purchase Agreement of even date herewith among CEC and Electra and the issuance of warrants to Provident National Bank pursuant to the Warrant Agreement of even date herewith between Provident National Bank and CEC; provided, that the Option Amount shall be adjusted proportionately in the event the CEC Common is combined into a lesser number, divided into a greater number or converted into or exchanged for other shares of capital stock as the result of any recapitalization, recombination or stock split.

          (l) "OPTION TERMINATION DATE" means the earliest of (i) January 31, 2004, (ii) the date Larson ceases to be employed by CEC resulting from Larson's voluntary
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     decision to terminate his employment (other than for Good Reason) or a termination of Larson's employment with CEC for Cause, (iii) the date of any material violation by Larson of any provision of Section 5 of the
                                                          ---------
     Larson Employment Agreement following the termination of his employment with CEC and (iv) twenty-four (24) months after the date Larson and his Permitted Transferees cease to be stockholders of CEC.

          (m)  "PERMITTED TRANSFEREE" has the meaning set forth in Section 2.6
                                                                   -----------
     of the Stockholders' Agreement.

          (n) "PERSON" means a natural person, a partnership, a corporation, an association, a joint stock company, a trust, an estate, a joint venture, an unincorporated organization or other entity or a governmental entity or any department, agency or political subdivision thereof.

          (o)  "SECURITIES ACT" means the Securities Act of 1933, as amended.

          (w) "VESTED PERCENTAGE" means the percentage identified below as determined by the number of years from the date hereof Larson is a director of CEC or is employed as an executive officer of CEC (pursuant to the Larson Employment Agreement or otherwise), plus any additional period during which Larson continues to receive his Base Salary pursuant to
     Section 5.1 of the Larson Employment Agreement, as determined below:

          Years of Employment                      Vested Percentage
          -------------------                      -----------------
          January 31, 1995                               20%
          January 31, 1996                               40%
          January 31, 1997                               60%
          January 31, 1998                               80%
          January 31, 1999                              100%

     Notwithstanding the foregoing, if Larson ceases to be an executive officer of CEC as the direct result of (i) a the consummation of a transaction described in Section 2.4(c) of the Stockholders' Agreement prior to January
                  --------------
     31, 1999 or (ii) any person other than Dowdell, Larson or Heller acquiring a majority of the CEC Common and exercising the power to elect a majority of CEC's Board of Directors, the Vested Percentage shall be 100%.

                                  ARTICLE II

                             THE OPTION PROVISIONS
                             ---------------------

          2.1   GRANT OF THE OPTION.  Subject to the terms and conditions set
                -------------------
     forth herein, CEC hereby grants to Larson an option (the "OPTION") to purchase CEC Common from CEC at a price, per share, equal to the Exercise Price. The Option shall be exercisable with respect to the Vested Percentage of the Option Amount from time to time.

          2.2   PROCEDURES FOR EXERCISE.  Larson or a Permitted Transferee may
                -----------------------
     exercise the Vested Percentage of the Option Amount (in whole or in part) at any time prior to the Option Termination Date by delivering written notice to CEC setting forth the portion of the Option (not to exceed the Vested Percentage of the Option Amount) to be exercised, together with cash (or a bank check payable to the order of CEC or its designee) in an amount equal to the aggregate Exercise Price for the shares of CEC Common with respect to which Larson or a Permitted Transferee is exercising such Option. The shares subject to the Option shall be shares of such class or classes of the CEC Common as CEC shall determine. As promptly as practicable after receiving such written notice and payment, CEC shall deliver to Larson or a Permitted Transferee, as the case may be, certificates for the shares of CEC Common with respect to which Larson or a Permitted Transferee has exercised the Option. For all purposes, Larson or a Permitted Transferee, as the case may be, will be deemed to have exercised the Option and to have purchased and become the holder of the applicable CEC Common as of the date CEC receives written notice and payment from Larson or a Permitted Transferee, as the case may be, as provided in this Section 2.2.
                      -----------

          2.3   PAYMENTS IN LIEU OF EXERCISE OF OPTION.  If at the time the
                --------------------------------------
     Option or any portion thereof is exercised neither Larson nor his Permitted Transferees are stockholders of CEC, CEC shall have the right, but not the obligation, to pay Larson or his Permitted Transferees the cash or cash equivalent consideration attributable to the CEC Common that Larson would have otherwise been entitled to purchase pursuant to Section 2.2 above. To
                                                          -----------
     the extent that Larson or his Permitted Transferees are to receive cash or cash equivalent consideration pursuant to this Section 2.3 in lieu of the
                                                    -----------
     issuance of shares of CEC Common, CEC shall transfer to Larson an aggregate amount of cash or cash equivalent consideration equal to the value of the CEC Common that Larson would have been entitled to purchase pursuant to such exercised Options less the Exercise Price with respect to such CEC Common. The per share value of the CEC Common referred to in the preceding sentence shall be equal to the Fair Market Value of such shares, as determined in accordance with the Stockholders' Agreement.

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          2.4   TERMINATION OF THE OPTIONS. Notwithstanding anything else to
                --------------------------
     the contrary in this Agreement, the Options will expire and terminate immediately upon the Option Termination Date and thereafter will be void and of no force and effect.

          2.5   NON-TRANSFERABLE. Larson or any Permitted Transferee feree will
                ----------------
not transfer, sell, convey, exchange or otherwise dispose of (herein referred to as "DISPOSITION" or "TO DISPOSE OF") the Options and the rights and privileges of Larson or such Permitted Transferee under this Agreement, except (i) in the event of Larson's death or incompetency, to a Permitted Transferee who consents in writing to be bound by the terms of this Agreement to the same extent as Larson or (ii) by exercise pursuant to the terms of this Agreement.

          2.6   NO RIGHTS AS A STOCKHOLDER.  The Options do not confer upon
                --------------------------
     Larson or a Permitted Transferee any right to vote or consent or to receive notice as a stockholder of CEC that do not otherwise exist in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise of the Options as hereinbefore provided.


                                  ARTICLE III

                                 MISCELLANEOUS
                                 -------------

          3.1  NOTICES.  All notices, demands or other COMMUNICATIONS  D to be
               -------
given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid), sent by facsimile or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Company and to Larson at the addresses indicated below:

          If to CEC:

               Career Education Corporation
               2300 N. Barrington Road, Suite 400
               Hoffman Estates, Illinois 60195
               Attention:  President
               Facsimile:  (708) 884-9423

          With copies to:

               Heller Equity Capital Corporation
               500 West Monroe Street
               Chicago, Illinois  60661
               Attention:  Todd H. Steele
               Facsimile:  (312) 441-7378

               Heller International Corporation
               500 West Monroe Street
               Chicago, Illinois  60661
               Attention:  Charles P. Brissman, Esq.
               Facsimile:  (312) 441-7208

          and

               Goldberg, Kohn, Bell, Black,
                 Rosenbloom & Moritz, Ltd.
               55 East Monroe Street
               Suite 3700
               Chicago, Illinois  60603
               Attention:  Robert M. Heinrich, Esq.
               Facsimile:  (312) 332-2196

          If to Larson:

               John M. Larson
               36 Lakeside Drive
               South Barrington, Illinois 60010

          With copies to:

               Quinn, Kully & Morrow
               520 South Grand Avenue
               Los Angeles, California  90071
               Attention:  Russel Kully, Esq.
               Facsimile:  (213) 622-3799

     or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          3.2  ENTIRE AGREEMENT.  Except as otherwise expressly set forth
               ----------------
herein, this Agreement and the other agreements executed in connection here embody the complete agreement and understanding among the parties and supersede and preempt any prior understand understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way, including, without limitation, the Original Agreement.

          3.3  SUCCESSORS AND ASSIGNS. All covenants and agree agreements
               ----------------------
contained in this Agreement by or on behalf of either party hereto shall bind and inure to the benefit of the other party hereto and their heirs, legal representatives, successors and assigns whether so expressed or not.

          3.4  GOVERNING LAW. This Agreement shall be construed and enforced
               -------------
in accordance with, and all questions concerning the

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construction, validity, interpretation and performance of this Agreement shall be governed by the laws of the State of Illinois without giving effect to the provisions thereof regarding conflict of laws.

          3.5  CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH PARTY
               ----------------------------------------------
HERETO HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT SUBJECT TO CEC'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER RELATED DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH PARTY HERETO ACCEPTS FOR ITSELF AND HIMSELF, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. LARSON DESIGNATES AND APPOINTS CT CORPORATION SYSTEM AND SUCH OTHER PERSONS AS MAY HEREINAFTER BE SELECTED BY CEC WHO IRREVOCABLY AGREE IN WRITING TO SO SERVE AS AGENT TO RECEIVE ON SUCH PARTY'S BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY EACH PARTY TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO EACH PARTY AS PROVIDED HEREIN, EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY A PARTY REFUSES TO ACCEPT SERVICE, SUCH PARTY HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF CEC TO BRING PROCEEDINGS AGAINST LARSON IN ANY OTHER COURT HAVING JURISDICTION OVER LARSON.

          3.6  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES ITS
               --------------------
RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION AND THE RELATIONSHIP THAT IS BEING ESTABLISHED. EACH PARTY HERETO ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE OTHER PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS OR HIS JURY TRIAL RIGHTS

FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          3.7   DESCRIPTIVE HEADINGS; INTERPRETATION. The descriptive headings
                ------------------------------------
of this Agreement are inserted for convenience only and do not constitute a part of this Agreement .

          3.8   COUNTERPARTS. This Agreement may be executed simultaneously in
                ------------
two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          3.9   AMENDMENTS AND WAIVERS. No modification, amendment or waiver
                ----------------------
of any provisions of this Agreement shall be effective unless approved in writing by each of the parties hereto. The failure of any party at any time to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and will not affect the right of such party to enforce each and every provision hereof in accordance with its terms.

          3.10  SEVERABILITY.  Whenever possible, each provision of this
                ------------
Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          3.11  LARSON'S INVESTMENT REPRESENTATIONS.  Larson hereby represents
                -----------------------------------
on the date hereof, and any person that acquires all or any portion of the Options in accordance with the provisions of this Agreement represents with respect to such person as of the date of such acquisition, that such person is acquiring the Options for such person's own account with the present intention of holding the Options and any shares of common stock of CEC acquired pursuant to the Options for purposes of investment, and that such person has no intention of selling either the Options or any shares of common stock of CEC acquired pursuant to the Options in a public distribution d in violation of the federal securities laws or any applicable state securities laws. Larson hereby represents on the date hereof, and any person that acquires all or any portion of the Options in accordance with the provisions of this Agreement represents with respect to such person as of the date of exercise, that such person (a) has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of such person's investment in the Options and any shares of common stock of CEC acquired pursuant to the Options;
(b) is able to bear the complete loss of his investment in the Options and any shares of common stock of CEC acquired pursuant to the Options; (c) has had the opportunity to ask questions of, and receive answers from, CEC concerning the terms and conditions of the Options and the common stock of CEC and to obtain additional information about CEC; (d) is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated by the Commission under the Securities Act; and (e) understands that no assurances can be given that CEC's business plan, as currently proposed or subsequently modified, will be effectuated and that none of HECC, HFI or their respective affiliates has any commitment or obligation to provide additional equity or debt financing, or other financial accommodations, to CEC or its subsidiaries to effectuate such business plan or otherwise.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                   CAREER EDUCATION CORPORATION



                                   By  /s/ JOHN M. LARSON
                                       ---------------------------
                                   Its President
                                       ---------------------------

                                   JOHN M. LARSON


                                   /s/ JOHN M. LARSON
                                   ------------------------------------